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                         Exhibit 23.1




























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                CONSENT OF INDEPENDENT AUDITORS


          We consent to the use of our report dated
February 28, 1997, accompanying the financial statements of the Dean Witter Select Equity Trust Select 5 Industrial
Portfolio 97-2, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


                                   Deloitte & Touche LLP
                                   Deloitte & Touche LLP
February 28, 1997
New York, New York